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                                                                    Exhibit 10.5

                          CONVERTIBLE SUBORDINATED NOTE

NEITHER THIS NOTE NOR THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAS BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS NOTE NOR THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME, EXCEPT UPON (1) SUCH REGISTRATION, OR (2) DELIVERY TO THE ISSUER OF THIS NOTE OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR (3) THE SUBMISSION TO THE ISSUER OF THIS NOTE OF OTHER EVIDENCE, REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT ANY SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER WILL NOT BE IN VIOLATION OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR OTHER APPLICABLE SECURITIES LAWS OF ANY STATE, OR ANY RULES OR REGULATIONS PROMULGATED THEREUNDER.

THE PAYMENT OF THE PRINCIPAL OF, AND INTEREST ON, AND ALL OTHER AMOUNTS OWING IN RESPECT OF THE INDEBTEDNESS EVIDENCED BY, THIS NOTE, IS AND SHALL BE EXPRESSLY SUBORDINATED, TO THE EXTENT AND IN THE MANNER SET FORTH HEREIN AND IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF JULY 19, 2002, OR ANY OTHER SUBORDINATION AGREEMENT NOW OR HEREAFTER EXECUTED, BY THE ISSUER OF THE NOTE AND THE HOLDER IN FAVOR OF BANK OF AMERICA, N.A., A NATIONAL BANKING ASSOCIATION, ITS SUCCESSORS OR ASSIGNS, AS AGENT FOR THE HOLDERS OF SENIOR DEBT AND THE OTHER PARTIES SIGNATORY THERETO (THE "SUBORDINATION AGREEMENT"). A COPY OF THE SUBORDINATION AGREEMENT IS ON FILE AT THE MAIN HOUSTON OFFICE OF THE ISSUER AND IS AVAILABLE FOR INSPECTION AT SUCH OFFICE.

[HELLER AND MIDWEST ONLY - THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CERTAIN VOTING AGREEMENTS ALL AS SET FORTH IN A CERTAIN INVESTORS AGREEMENT OF CASTLE DENTAL CENTERS, INC., DATED AS OF JULY 19, 2002, A COPY OF WHICH WILL BE MAILED TO THE HOLDER WITHOUT CHARGE WITHIN FIVE DAYS OF A WRITTEN REQUEST THEREFOR.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A STOCKHOLDERS AGREEMENT, DATED AS OF JULY 19, 2002. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

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$_______________________                                          July, 19, 2002
                                                               Chicago, Illinois

FOR VALUE RECEIVED, CASTLE DENTAL CENTERS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of __________________________, a[n] ___________________ or [its/his] registered assigns ("Holder") the principal amount of__________________________________ AND __/00 DOLLARS
($______________), on July __, 2007 (the "Maturity Date"). The Company further promises to pay interest on the outstanding unpaid principal amount hereof, as provided in the Purchase Agreement (as defined below), from the date hereof until payment in full hereof at the applicable rate specified in subsection 3.02(a) of the Purchase Agreement; provided, however, that if Holder so elects, following the occurrence and during the continuance of an Event of Default, the Company promises to pay to Holder interest on the unpaid principal amount hereof at the applicable rate specified in subsection 3.02(b) of the Purchase Agreement. Interest shall be payable in accordance with the provisions specified in subsection 3.02(c) of the Purchase Agreement.

     This Convertible Subordinated Note (hereinafter referred to as the "Note") is one of the notes (collectively, together with all notes issued in connection with the Purchase Agreement (as defined below), the "Notes") being issued by the Company pursuant to the terms of the Senior Subordinated Note and Warrant Purchase Agreement, dated as of July 19, 2002 (the "Purchase Agreement"), executed by and among the Company, the Holder and the other parties thereto. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Purchase Agreement shall have the meanings set forth in the Purchase Agreement.

     1. Payments of Principal and Interest. The principal amount hereof and all accrued and unpaid interest hereon, to the extent that it has not been converted into shares of Common Stock pursuant to Section 2 hereof, shall be payable in full on the Maturity Date. All payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. If a payment hereunder becomes due and payable on a day that is not a Business Day, the payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest due on such succeeding Business Day. Checks, drafts or similar items of payment received by Holder shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by Holder, be given in accordance with the Purchase Agreement. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction determines is applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Purchase Agreement.

     2. Conversion of Notes. This Note shall be convertible into shares of the

Company's common stock, $.001 par value per share (the "Common Stock"), on the terms and conditions set forth in this Section 2.

     (a) Holder's Conversion Right; Mandatory Conversion. Subject to the provisions of Section 2(c), at any time or times on or after the Issuance Date, the Holder may convert, all or any part of the outstanding and unpaid principal of and interest on this Note (the amount being converted, the "Conversion Amount") into fully paid and nonassessable shares of Common Stock in accordance with Section 2(d), at the Conversion Rate (as defined below).

     (b) Conversion Rate. The number of shares of Common Stock issuable upon any conversion of all or any part of this Note pursuant to Section 2(a) shall be determined according to the following formula (the "Conversion Rate"):

                                Conversion Amount
                                Conversion Price

     (c) Regulatory Problem. In the event the Holder determines that it has a Regulatory Problem (as defined below), the Holder shall have the right to transfer this Note without regard to any restriction on transfer set forth in this Note or the Purchase Agreement (other than applicable securities laws restrictions) and the Company agrees to take all such actions as are reasonably requested by the Holder in order to (i) effectuate and facilitate any transfer by the Holder of this Note to any Person designated by Holder (subject to compliance with applicable federal and state securities laws) or (ii) to permit the Holder (or any Affiliate thereof) to exchange all or any portion of the Common Stock then held by, or issuable to, it on a "share-for-share" basis for shares of a class of non-voting stock of the Company, which non-voting stock shall be identical in all respects to such Common Stock, except such stock shall be non-voting and shall be convertible into Common Stock on such terms as are requested by such Holder in light of regulatory considerations then prevailing. The Company agrees to enter into such additional agreements, adopt such amendments hereto and to the Certificate of Incorporation of the Company and to take such additional actions as are reasonably requested by the Holder in order to effectuate the intent of the foregoing. For purposes hereof, a "Regulatory Problem" means any set of facts or circumstances wherein the Holder reasonably believes it is not entitled to hold, or exercise any significant right with respect to, the Common Stock. For purposes of this Note, the term Common Stock shall be deem to include any non-voting common stock to be issued pursuant to this Section 2(c).

     (d) Mechanics of Conversion. Any conversion of all or any portion of this Note shall be conducted in the following manner:

     (i) Holder's Delivery Requirements. To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice (as hereinafter defined) by the Holder (the "Conversion Date"), the Holder hereof shall (A) deliver, by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m. New York time on such date, a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Company with a copy thereof to the Company's designated transfer agent (the "Transfer Agent") and (B) if all of the shares of Common Stock then represented by this Note are being converted, surrender to a common carrier for delivery to the Company as soon as practicable following such date the original Note (or an indemnification undertaking with respect to such Note in the case of its loss, theft or destruction).

     (ii) Company's Response. Upon receipt by the Company of a Conversion Notice, the Company shall (A) promptly, and in no event later than two (2) Business Days after receipt, send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein, and (B) on or before the third Business Day following the date of receipt by the Company of such Conversion Notice (the "Share Delivery Date"): (i) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder is entitled, or (ii) provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and provided that the Holder is eligible to receive shares through DTC, upon the request of the Holder, credit the aggregate number of shares of Common Stock to which the Holder is entitled upon such conversion to the Holder's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the Note is delivered to the Company by the Holder and less than the entire outstanding principal of and accrued interest on, this Note is submitted for conversion, the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Note (the "Note Delivery Date") and at its own expense, issue and deliver to the Holder a new Note for the amount not converted.

     (iii) Dispute Resolution. In the case of a dispute as to the determination of the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed arithmetic calculations to the Holder via facsimile within two (2) Business Days of receipt of such Holder's Conversion Notice or other date of determination. If such Holder and the Company are unable to agree upon the determination of the arithmetic calculation of the Conversion Rate within one
(1) Business Day of such disputed arithmetic calculation being transmitted to the Holder, then the Company shall within one (1) Business Day submit via facsimile the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. Furthermore, in the event the holders of Notes holding a majority of the then outstanding principal amount of all the Notes, on the one hand, and the Company, on the other hand, are unable to agree on the Fair Market Value in accordance with the definition of Closing Bid Price, then the Company shall submit as soon as reasonably practicable after it becomes apparent that such holders and the Company do not agree as to the Fair Market Value, the disputed determination of the Fair Market Value to an independent, reputable investment bank selected by the Company and approved by the holders holding a majority of the then outstanding principal amount of all the Notes. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and all the holders of the Notes of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon the Company and all the holders of the Notes. Within one (1) Business Day of the accountant's determination of the calculation of the Conversion Rate, the Company shall deliver to the Holder the balance of Common Stock that such Holder is entitled to as provided herein (such date also deemed to be a Share Delivery Date) and any failure to do so will subject the

Company to the provisions of subsection (v) below.

     (iv) Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

     (v)     Company's Failure to Timely Convert.

     (A) Cash Damages. If within three (3) Business Days after the Company's receipt of the Conversion Notice (i) the Company shall fail to issue and deliver a certificate to the Holder or, at the Holder's election, credit the Holder's balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion of this Note or (ii) the Company shall fail to issue a new Note representing the principal amount to which such Holder is entitled, if any, pursuant to Section 2(d)(ii), in addition to all other available remedies which such Holder may pursue hereunder and under the Purchase Agreement (including, but not limited to, indemnification thereunder), the Company shall pay additional damages to such Holder for each date after the Share Delivery Date such conversion is not timely effected and/or each date after the Note Delivery Date such new Note is not delivered in an amount equal to 0.5% of the sum of (a) the product of (I) the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which such Holder is entitled and (II) the Closing Bid Price of the Common Stock on the Share Delivery Date, and (b) in the event the Company has failed to deliver a new Note to the Holder on or prior to the Note Delivery Date, the product of (y) the number of shares of Common Stock issuable (without regard to any limitations on conversions herein or elsewhere, including, but not limited to, any limitations as a result of the actual number of shares of Common Stock authorized for issuance by the Company) upon conversion of the principal amount represented by the new Note, as of the Note Delivery Date and (z) the Closing Bid Price of the Common Stock on the Note Delivery Date. If the Company fails to pay the additional damages set forth in this Section 2(d)(v) within five (5) Business Days of the date incurred, then the Holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of such cash damages, the number of shares of Common Stock equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by (Y) the Conversion Price in effect on such Conversion Date as specified by the Holder in the Conversion Notice.

     (B) Void Conversion Notice. If for any reason the Holder has not received all of the shares of Common Stock to which it is entitled to prior to the tenth (10th) Business Day after the expiration of the Share Delivery Date with respect to a conversion of this Note, then the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned or restored as of the Conversion Date, as the case may be, any principal amount and accrued and unpaid interest on this Note that has not been converted pursuant to such Holder's Conversion Notice; provided that the voiding of a Holder's Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to Section 2(d)(v)(A) or otherwise.

     (vi) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder thereof shall not be required to physically surrender this Note to the Company unless the full Conversion Amount then outstanding is being converted. The Company shall maintain records showing the Conversion Amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder, so as to account for the dollars of principal and interest that are represented by the Note where conversions have occurred without the physical surrender of this Note. Notwithstanding the foregoing, if any portion of this
Note is converted as aforesaid, thereafter, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver to the Holder a new Note of like tenor, registered as the Holder may request, representing in the aggregate the remaining principal amount represented by this Note. The Holder, by acceptance of this Note or such new Note, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of any portion of this Note, the principal amount represented by this Note may be less than the principal amount set forth on the face hereof.

     (vii) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to any Holder in connection with the conversion of this Note. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Holder, the Company will pay to such Holder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the Closing Bid Price on the Conversion Date.

     (viii) Pro Rata Conversion. In the event the Company receives a Conversion Notice from more than one holder of the Notes for the same Conversion Date and the Company, after fully complying with Section 3(b) below, can convert some, but not all, of such Notes, the Company shall convert from each holder of such Notes electing to have Notes converted at such time a pro rata amount of such holder's Note submitted for conversion based on the amount of the Note submitted for conversion on such date by such holder relative to the aggregate amount of all amounts of all the Notes submitted for conversion on such date.

     (e) Taxes. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of the Notes.

     (f) Certain Adjustments. In addition to any other adjustments provided herein, this Note and the number of shares of Common Stock to which this Note is convertible into will be subject to adjustment from time to time as provided in this Section 2(f).

     (i) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

     (ii) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2(f) but not expressly provided for by such provisions, then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder.

     (g)     Other Rights of Holder.

     (i) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person, conveyance to another Person of the property of the Company as an entirety or substantially as an entirety or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) Capital Stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of, and as a condition to, any (i) sale or other conveyance of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change, the Company, or such other successor or purchasing Person, as the case may be, shall make lawful and adequate provision whereby the holder of this Note shall have the right thereafter to receive on conversion of such Note the kind and amount of securities and property receivable upon such Organic Change by a holder of the number of securities issuable upon conversion of such Note immediately prior to such Organic Change. The above provisions of this Section 2(g)(i) shall similarly apply to successive Organic Changes.

     (ii) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of the Note, including, but not limited to, any limitations as a result of the actual number of shares of Common Stock authorized for issuance by the Company) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. For purposes of this Section 2(g)(ii), (i) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock, and (ii) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

     (iii) Distribution of Securities. If securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of any or all of the Company's securities, such number of securities will be distributed to the holder of this Note or its assignee upon conversion of its rights hereunder as such Note holder or assignee would have been entitled to if this Note had been converted prior to such distribution, giving effect to all adjustments called for by this Note. The provisions with respect to adjustment of the Common Stock provided in this Note will also apply to the securities of the Company and securities of any subsidiary to which the Note holder or its assignee is entitled under this Section 2(g)(iii).

     3.      Reservation of Shares. The Company covenants and agrees as follows:

     (a) All shares of Common Stock that are issued upon the conversion of this Note will, upon issuance, be validly issued, fully paid and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

     (b) The Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Note and if there is ever an insufficient amount of shares of Common Stock to provide for the exercise of the rights represented by this Note (an "Authorized Share Failure"), the Company shall immediately take all action necessary to cause the number of the Company's authorized shares of Common Stock to be sufficient to accomplish the Holder's right of conversion hereunder. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 75 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the authorization of either an increase in the number of authorized shares of Common Stock or a reverse stock split with respect to the Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock or reverse stock split and to cause its board of directors to recommend to the stockholders that they approve such proposal.

     (c) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may reasonably be requested by the holder of this Note in order to protect the exercise privilege of the holder of this Note against dilution or other impairment, consistent with the tenor and purpose of this Note.

     4. Voting Rights. Prior to conversion of all or any portion of this Note, the Holder shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Delaware, and as expressly provided in this Note.

     5. Note Holder Not Deemed a Stockholder; Notice of Corporate Action. Except as otherwise specifically provided herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Common Stock which he, she, or it is then entitled to receive upon the due exercise of this Note. In addition, nothing contained in this Note shall be construed as imposing any liabilities on such holder to purchase any securities

(upon conversion of this Note or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders. Furthermore, so long as this Note has not been converted or redeemed in full:

     (A) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to the Holder of such adjustment and a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who shall be appointed at the Company's expense and who may be the independent public accountants regularly employed by the Company) setting forth the number of shares of Common Stock and the Conversion Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

     (B)     The Company will give written notice to the Holder at least twenty
(20) Business Days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Stock, (ii) with respect to any pro rata subscription offer to holders of Common Stock or (iii) for determining rights to vote with respect to any Organic Change (as defined in Section 2(g)(i)), dissolution or liquidation, provided that such information shall have been made known to the public prior to or in conjunction with such notice being provided to such holder.

     (C)     The Company will also give written notice to Holder at least twenty
(20) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall have been made known to the public prior to or in conjunction with such notice being provided to such holder.

     6. (a) Transferability and Negotiability of Note. Title to this Note may be transferred by endorsement (by the holder hereof executing the Assignment Form attached hereto as Exhibit B) and delivery in the --------- same manner as negotiable instruments transferable by endorsement and delivery.

     (b) Exchange of Note Upon a Transfer. This Note shall be transferable by the holder hereof to any of its Affiliates or any other Person subject only to the restrictions set forth in the legend on the first page of this Note and the restrictions set forth in the Stockholders Agreement [and the Investors Agreement]. On surrender of this Note for exchange, properly endorsed on the Assignment Form and subject to the provisions hereof with respect to compliance with the Securities Act, the Company at its expense shall issue to or on the order of such holder a new note of like tenor representing the remaining amount (principal and interest) of this Note which has not been so transferred and assigned.

     7. Reissuance of Notes. Subject to Section 2(d)(vi), in the event of a conversion or redemption pursuant to this Note of less than all of the Conversion Amount represented by this Note, the Company shall promptly cause to be issued and delivered to the Holder, upon tender by the Holder of the Note converted or redeemed, a new note of like tenor representing the remaining amount (principal and interest) of this Note which has not been so converted or redeemed.

     8. Definitions. As used herein, unless the context otherwise requires, the following terms have the following meanings:

     "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one (1) or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

     "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

     "Capital Stock" or "capital stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of corporate stock, and (ii) with respect to any other Person, any and all partnership, limited partnership, limited liability company or other equity interest of such Person, whether outstanding on the date of the Note or issued after the date of the Note, and any and all rights or warrants exercisable or exchangeable for or convertible into such capital stock.

     "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m. New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg, or, if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value (the "Fair Market Value") as mutually determined by the Company, on the one hand, and the holders of a majority of the then outstanding principal amount of the Notes. If the Company and such holders are unable to agree upon the Fair Market Value, then such dispute shall be resolved pursuant to Section 2(d)(iii) above. All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

     "Conversion Price" means initially [.53566616], as such price may be subsequently adjusted as provided herein.

     ["Investors Agreement" means that certain Investors Agreement, dated as of July 19, 2002, by and among the Company, Holder and certain other parties thereto. Heller and Midwest only]

     "Issuance Date" means the date of original issuance date of the Note.

     "Person" means any individual, limited liability company, partnership, joint venture, association, joint-stock company, corporation, trust, unincorporated organization, estate and other entity or government or any department or agency thereof.

     "Principal Market" means the principal securities exchange or trading market for the Common Stock.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Stockholders Agreement" means that certain Stockholders Agreement, dated as of July 19, 2002, among the Company and each of the stockholders and warrant holders a party thereto.

     9. Lost or Stolen Notes. Promptly upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Notes, the Company shall execute and deliver new notes of like tenor and date; provided, however, the Company shall not be obligated to re-issue notes if the Holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

     10. Payment of Collection, Enforcement and Other Costs. If any suit or action is instituted or attorneys are employed to collect or enforce this Note or any part thereof, the Company hereby promises and agrees to pay all costs of collection, including attorneys' fees and court costs.

     11. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

     12. Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Purchase Agreement.

     13. Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement, interpretation and performance of this Note shall be governed by the laws of the State of Illinois, without giving effect to provisions thereof regarding conflict of laws.

     14. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to each Holder of Notes that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Notes and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Notes shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     15. Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all holders and shall not be construed against any person as the drafter hereof.

     16. Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     17. Amendments. Any provision of this Note may be amended, modified or waived with the prior written consent of the Company and the holders of fifty one percent (51%) of the then-outstanding principal balance of the Notes; provided, however, no amendment, modification or waiver can be effected if, by its terms, such amendment, modification or waiver adversely affects one (1) Holder without having the same adverse effect on all other Holders without the prior written consent of such adversely affected Holder.

     18. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions in the Purchase Agreement. Any party may by notice given in accordance with this Section 18 designate another address or person for receipt of notices hereunder.

     19. Registration Rights. If the holder hereof is a party to, or an assignee of rights under, that certain Registration Rights Agreement, dated as of July 19, 2002, by and among the Company and the Persons who are signatories thereto, such holder shall be entitled to include with such holder's registrable securities any shares of Common Stock or other securities received upon conversion of this Note, all on the terms and conditions as set forth in such Registration Rights Agreement.

                 - Remainder of Page Intentionally Left Blank -
                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first written above.

                                      CASTLE DENTAL CENTERS, INC., a
                                      Delaware corporation

                                      By:
                                            -------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------


                                              Note - ___________________________

                                    EXHIBIT A

                           CASTLE DENTAL CENTERS, INC.
                                CONVERSION NOTICE

Reference is made to the Note issued by Castle Dental Centers, Inc. (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note, indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Note no(s). of Note to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
By:
Title:

Dated:

Account Number:
 (if electronic book-entry transfer):

Transaction Code Number
 (if electronic book-entry transfer):


                                              Note - ___________________________

                                EXHIBIT B TO NOTE

                                 ASSIGNMENT FORM

          FOR VALUE RECEIVED the undersigned registered owner of this Note hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Note, with respect to the principal amount set forth below:

Name and Address of Assignee                               Principal Amount


and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer onto the books of Castle Dental Centers, Inc. maintained for the purpose, with full power of substitution in the premises.

Date:                                    Print
                                         Name:
                                                     -------------------------
                                         Signature:
                                                     -------------------------
                                         Witness:
                                                     -------------------------


                                              Note - ___________________________